SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2003

Offshore Logistics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 0-5232

Delaware (State or other jurisdiction of incorporation or organization)	72-0679819 (IRS Employer Identification Number)
224 Rue de Jean P. O. Box 5C, Lafayette, Louisiana (Address of principal executive offices)	70505 (Zip Code)

Registrant's telephone number, including area code: (337) 233-1221

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 5. OTHER EVENTS

On June 8, 2003, Offshore Logistics, Inc. (the "Company") issued a press release announcing that it intends to offer a new issue of senior notes. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered. The securities to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release of Offshore Logistics, Inc. dated June 8, 2003

Item 9. REGULATION FD

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

A.     Introduction

On June 8, 2003, the Company issued a press release announcing that it intends to offer a new issue of senior notes for sale in a private placement.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities offered. The securities to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

B.     Limitation on Incorporation By Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 9 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 shall not be deemed and admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

C.     Supplemental Information

The following information is contained in the preliminary offering circular dated June 6, 2003 relating to the proposed private placement of the senior notes (the “Preliminary Offering Circular”).

	Fiscal Year Ended March 31,

	1999		2000		2001		2002		2003

	(In thousands, except ratios)
Statement of Income Data:
Operating revenue	$466,440		$417,087		$477,003		$508,561		$555,110
Gain on disposal of assets	2,400		3,516		1,187		3,553		3,734

Total revenue	468,840		420,603		478,190		512,114		558,844

Direct cost	363,272		335,411		358,256		373,003		417,910
Depreciation and amortization	32,742		33,213		34,369		35,246		37,664
General and administrative	29,847		26,215		30,439		31,732		34,478

Total operating expenses	425,861		394,839		423,064		439,981		490,052

Operating income	42,979		25,764		55,126		72,133		68,792
Earnings from unconsolidated affiliates, net	5,104		4,196		5,173		6,604		12,054
Interest income	3,460		3,400		3,198		2,256		1,523
Interest expense	19,811		18,527		18,385		15,825		14,904
Other income (expense), net	—		48		271		1,148		(3,284)

Income before provision for income taxes and minority interest	31,732		14,881		45,383		66,316		64,181
Provision for income taxes	9,509		4,586		14,067		20,263		19,254
Minority interest	(1,303)		(1,405)		(1,402)		(1,603)		(1,797)

Net income	$20,920		$8,890		$29,914		$44,450		$43,130

Statement of Cash Flows Data:
Net cash provided by operating activities	$49,677		$34,103		$60,547		$64,344		$62,387
Net cash used in investing activities	(12,983)		(64,379)		(35,515)		(64,249)		(48,181)
Net cash used in financing activities	(21,963)		(1,795)		(6,511)		(12,029)		(1,109)
Other Financial Data:
Adjusted EBITDA(1)	$78,766		$55,500		$91,166		$109,123		$106,725
Capital expenditures	19,219		74,681		39,455		75,281		55,031
Cash paid for interest	19,881		18,088		16,670		14,625		14,429
Cash paid for income taxes	4,857		7,042		5,756		7,155		13,696
Ratio of Adjusted EBITDA to interest expense(1)	4.0	x	3.0	x	5.0	x	6.9	x	7.2	x
Ratio of total debt to Adjusted EBITDA (1)	3.1	x	4.3	x	2.4	x	1.9	x	2.2	x
Ratio of net debt to Adjusted EBITDA (1)(2)	2.2	x	3.7	x	1.8	x	1.5	x	1.6	x
Total debt to book capitalization(3)	45.2%		44.5%		41.7%		37.1%		38.1%
Ratio of earnings to fixed charges(4)	2.4	x	1.6	x	3.1	x	4.7	x	4.7	x

	As of March 31,

	1999	2000	2001	2002	2003

	(In thousands)
Balance Sheet Data:
Total cash and cash equivalents	$70,594	$37,935	$54,794	$42,670	$56,800
Working capital	142,860	102,668	133,451	146,950	112,537
Total assets	732,030	743,174	754,820	807,301	906,031
Total debt	243,652	241,278	222,312	208,014	232,818
Stockholders’ investment	284,128	289,040	298,547	340,034	361,661

(1)	Adjusted EBITDA means earnings before interest, taxes, depreciation and amortization adjusted for non-cash components of net income (minority interest in earnings, gain on asset dispositions, and equity in earnings from unconsolidated affiliates (over) under dividends received). Adjusted EBITDA is not a measure of financial performance or liquidity under generally accepted accounting principles in the United States, or GAAP. Accordingly, it should not be considered as a substitute for net income, operating income, net cash provided by operating activities or any other operating or liquidity measure prepared in accordance with GAAP. Additionally, our Adjusted EBITDA computation may not be comparable to other similarly titled measures of other companies. We believe that Adjusted EBITDA and the ratios provide additional information regarding our ability to meet our future debt service, capital expenditures and working capital requirements. While we believe that Adjusted EBITDA may provide additional information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements, certain functional or legal requirements of our business may require us to use our available funds for other purposes.

The following table reconciles Adjusted EBITDA to net income for the periods presented:

	Fiscal Year Ended March 31,

	1999	2000	2001	2002	2003

	(In thousands)
Net income	$20,920	$8,890	$29,914	$44,450	$43,130
Add:
Minority interest in earnings	1,303	1,405	1,402	1,603	1,797
Interest expense	19,811	18,527	18,385	15,825	14,904
Income tax	9,509	4,586	14,067	20,263	19,254
Depreciation and amortization	32,742	33,213	34,369	35,246	37,664
Less:
Interest income	(3,460)	(3,400)	(3,198)	(2,256)	(1,523)
Gain on asset dispositions	(2,400)	(3,516)	(1,187)	(3,553)	(3,734)
Equity in earnings from unconsolidated affiliates (over) under dividends received	341	(4,205)	(2,586)	(2,455)	(4,767)

Adjusted EBITDA	$78,766	$55,500	$91,166	$109,123	$106,725

The following table reconciles Adjusted EBITDA to net cash provided by operating activities for the periods presented:

	Fiscal Year Ended March 31,

	1999	2000	2001	2002	2003

	(In thousands)
Adjusted EBITDA	$78,766	$55,500	$91,166	$109,123	$106,725
Cash items (deducted from) added to Adjusted EBITDA:
Current income tax	(5,785)	(1,073)	(6,894)	(10,856)	(4,410)
Interest income	3,460	3,400	3,198	2,256	1,523
Interest expense	(19,811)	(18,527)	(18,385)	(15,825)	(14,904)
Change in assets and liabilities and other non-cash items:
(Increase) decrease in accounts receivable	(5,581)	(8,434)	(27,296)	(6,974)	533
(Increase) decrease in inventories	(8,322)	1,847	(5,714)	(16,673)	(6,545)
(Increase) decrease in prepaid expenses and other	(1,821)	(5,383)	5,219	(3,625)	(3,541)
Increase (decrease) in accounts payable	5,565	(4,454)	4,505	(2,905)	1,621
Increase (decrease) in accrued liabilities	800	11,294	14,179	7,697	(16,388)
Increase (decrease) in other liabilities and deferred credits	2,406	(67)	569	2,126	(2,558)
Other non-cash items	—	—	—	—	331

Net cash provided by operating activities	$49,677	$34,103	$60,547	$64,344	$62,387

(2)	Net debt represents total debt less cash and cash equivalents.

(3)	Book capitalization includes total debt, minority interest and stockholders’ investment.

(4)	For purposes of computing the ratio of earnings to fixed charges, earnings consist of income before provision for income taxes plus interest expense; and fixed charges consist of interest expense, amortization of debt issuance costs and a portion of operating lease rent expense deemed to be representative of interest.

The following information is also set forth in the Preliminary Offering Circular: We estimate that the value of the 335 aircraft that we own or lease as of March 31, 2003 is approximately $700 million.

D.     Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements about the Company’s future business, strategy, operations, capabilities and results; financial projections; plans and objectives of the Company’s management; expected actions by the Company and by third parties, including the Company’s customers, competitors and regulators; and other matters. Some of the forward-looking statements can be identified by the use of words such as believes, belief, expects, plans, anticipates, intends, projects, estimates, may, might, would, could or other similar words. All statements in this Current Report on Form 8-K other than statements of historical fact or historical financial results are forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s views and assumptions on the date of this Current Report on Form 8-K regarding future events and operating performance. The Company believes that they are reasonable, but they involve known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Accordingly, you should not put undue reliance on any forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s report on Form 10-K for the fiscal year ended March 31, 2003. A copy of these filings may be obtained by contacting the Company or the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2003

OFFSHORE LOGISTICS, INC. (Registrant)
/s/ H. Eddy Dupuis
H. Eddy Dupuis
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release of Offshore Logistics, Inc. dated June 8, 2003